                                                                    EXHIBIT 10.8

                           SUPPORT SERVICES AGREEMENT


THIS AGREEMENT is dated as of the 15th day of November, 1995

BETWEEN:

          MPR Teltech Ltd., 8999 Nelson Way, Burnaby, British Columbia, Canada, V5A 4B5

          ("MPR Teltech")

AND:

          Digital Courier International Inc., 8618 Commerce Court, Burnaby, British Columbia, Canada, V5A 4N6

          ("DCI")


WHEREAS:

A.        DCI was formerly a wholly-owned subsidiary of MPR Teltech;

B. MPR Teltech has agreed to provide certain administrative and other services and certain manufacturing management services to DCI; and

C. DCI has agreed to provide certain technological support and assistance to MPR Teltech.

          NOW THEREFORE, this Agreement witnesses that in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE 1

                                     TERM
                                     ----

1.1       Term.  This Agreement shall have a term of two years, commencing on
          ----
the date first above written and expiring two years after such date.

1.2       Early Termination for Breach.  In the event that a party shall breach
          ----------------------------
any material position of this Agreement, the other party may deliver written notice of termination to that party and if that party has not remedied such breach within 30 days after delivery of such notice, the other party may at its option terminate this Agreement by notice to such effect to the party in breach.

1.3       Early Termination for Convenience.  At any time, on 90 days prior
          ---------------------------------
written notice for MPR Services, or 120 days prior written notice for Manufacturing Management Services (both as defined herein), MPR Teltech may discontinue any or all of the MPR Services or Manufacturing Management Services offered to DCI under Article 2 of this Agreement.

                                   ARTICLE 2

                             MPR TELTECH SERVICES
                             --------------------

2.1       Nature of Services Available.  MPR Teltech will provide to DCI such of
          ----------------------------
the services described in Exhibit "A" attached hereto (the "MPR Services") as DCI may from time to time request, in accordance with Section 2.2, at the rates or prices set forth in Schedule 1 to Exhibit A, which rates and prices shall be subject to change by MPR Teltech as of March 1 of each year during the term of this Agreement.

2.2       Purchase Orders.  DCI will issue a written purchase order to MPR
          ---------------
Teltech in respect of any MPR Services that DCI shall request. DCI may issue blanket purchase orders, as appropriate.

2.3       Manufacturing Management Services.  MPR Teltech will provide
          ---------------------------------
production and manufacturing management services ("Manufacturing Management Services") to DCI in accordance with the terms and conditions set forth in and at prices to be calculated in accordance with Exhibit "B". In the event that any term or condition in Exhibit "B" is inconsistent or in conflict with the terms and conditions of the main body of this Agreement, the terms and conditions in Exhibit "B" will govern to the extent of the inconsistency or conflict.

                                   ARTICLE 3

                                 DCI SERVICES
                                 ------------

3.1       Nature of DCI Services.  DCI shall provide to MPR Teltech such of the
          ----------------------
technological support and assistance services set out in Exhibit "C" attached hereto (the "DCI Services") as MPR Teltech may from time to time request, in accordance with Section 3.2, at the rates or prices set forth in Schedule 1 to Exhibit "C".

3.2       Purchase Order.  MPR Teltech will issue a written purchase order to
          --------------
DCI in respect of any DCI Services that MPR Teltech shall request. MPR Teltech may issue blanket purchase orders.

                                   ARTICLE 4

                           COMPENSATION FOR SERVICES
                           -------------------------

4.1       Invoices.  MPR Teltech shall invoice DCI for all MPR Services and
          --------
Production Management Services rendered pursuant to this Agreement, after each month during the term. DCI shall invoice MPR Teltech for all DCI Services rendered pursuant to this Agreement, after each month during the term.

4.2       Payment.  DCI shall pay to MPR Teltech the full amount of each invoice
          -------
delivered to it by MPR Teltech, within 30 days after the date of each invoice, and any balance that remains outstanding after such 30 days will be subject to a finance charge of one percent per month MPR Teltech shall pay to DCI the full amount of each invoice delivered by it by DCI, within 30 days after the date of each invoice and any balance that remains outstanding after 30 months will be subject to a finance charge of one percent per month.

4.3       Taxes.  DCI shall pay all applicable local, provincial and federal
          -----
taxes imposed on the MPR Services and the Production Management Services and MPR Teltech shall pay all applicable local, provincial and federal taxes imposed on the DCI Services.

4.4       Errors.  If an error is discovered by either party in any invoice
          ------
delivered pursuant to Section 4.1, such invoice shall be adjusted within 30 days after the date of discovery of such error.

                                   ARTICLE 5

                                CONFIDENTIALITY
                                ---------------

5.1       Confidential Information.  The parties recognize and acknowledge that
          ------------------------
in connection with the MPR Services, the Manufacturing Management Services and the DCI Services, DCI may disclose to MPR Teltech, and MPR Teltech may disclose to DCI, proprietary or confidential technical and/or business information in written, graphic, oral or other tangible or intangible forms ("Confidential Information"). In order to protect such Confidential Information from improper use or disclosure, the parties agree as follows:

     (a) Access to such information shall be strictly limited to authorized employees of MPR Teltech or DCI, as applicable, who have a need to know the information in order for such entity to exercise its rights or perform its duties under this Agreement;

     (b) MPR Teltech or DCI, as applicable, will exercise the same level of care to prevent disclosure or unauthorized use of information disclosed hereunder as the receiving party exercises to protect its own information of a similar nature; and

     (c) MPR Teltech or DCI, as applicable, will use information disclosed to DCI or MPR Teltech, as applicable, only for the purpose of exercising its respective rights or performing its respective duties under this Agreement and for such other purposes as may be expressly agreed upon between the parties in writing, or as required by law.

5.2       Confidentiality Term.  The obligation of confidentiality with respect
          --------------------
to information disclosed by or to MPR Teltech or DCI, as applicable, pursuant to this Agreement shall survive the expiration or other termination of this Agreement.

5.3       Exception.  The respective obligations of MPR Teltech and DCI pursuant
          ---------
to Section 5.1 will not apply to any of the Confidential Information that was available to the public or known by such party at the time of disclosure of such Confidential Information and shall cease to apply to any Confidential Information that becomes available to the public, other than as a result of any breach of confidentiality hereunder, or becomes known to either party from a third party not under any obligation of confidentiality to either of the parties.


                                   ARTICLE 6

                                 FORCE MAJEURE
                                 -------------

6.1       Force Majeure.  If performance of this Agreement or any obligation
          -------------
hereunder is prevented or interfered with by reason of any act of God, fires, floods, explosions, wars, strikes, slowdowns, picketing, or other industrial disturbances, sabotage, blockade, insurrection, riot, epidemic, landslide, lightning, earthquake, storm, washout, arrest, restraints of rulers and peoples, civil disturbances, breakages or accidents to machinery, the inability to obtain materials or equipment, the inability to obtain or the withdrawal or termination of permits, orders, licences, certificates or other authorizations, and the order or direction of any court, board or governmental or regulatory authority having jurisdiction, or any other circumstance beyond the reasonable control of the party affected, but excluding any lack of funds or financing, lack of credit, or other financial reasons, (provided that strikes, lockouts and other industrial disturbances shall be deemed not to be within the control of the affected party) the party affected, upon giving prompt notice to the other party, will be excused from such performance on a day-to-day basis to the extent of such prevention or interference, and the other party will likewise be excused performance of its obligations on a day-to-day basis until the prevention or interference has ceased; provided, however, that the party so affected will use reasonable efforts to avoid or remove such causes of nonperformance and both parties will proceed when such causes are removed.

                                   ARTICLE 7

                                 MISCELLANEOUS
                                 -------------

7.1       Assignment.  DCI shall not assign or transfer this Agreement or any of
          ----------
its rights or obligations hereunder without the prior written consent of MPR Teltech, such consent to be in MPR Teltech's sole discretion and MPR Teltech shall not assign or transfer this Agreement or any of its rights and obligations hereunder without the prior written consent of DCI, such consent to be in DCI's sole discretion. Notwithstanding the foregoing, any party which is a body corporate may assign its rights under this Agreement to any affiliated corporation within the the meaning of "affiliated" under Section 2(2) of the Canada Business Corporations Act (hereinafter called an "Affiliate") including an Affiliate with which it amalgamates, merges or consolidates or enters into a similar reorganization, or into which it is wound up as part of a bona fide reorganization, provided that the Affiliate or successor corporation agrees to be bound by this Agreement in addition to the original party and with its rights and obligations as if such Affiliate or successor corporation were an original signatory hereto. In addition, MPR may assign its rights under this Agreement to any other person, upon the acquisition by such other person of all or substantially all the assets of MPR, provided that such assignee agrees to be bound with DCI by the terms of this Agreement in the place and stead of MPR. In addition, DCI acknowledges that it has been advised by MPR that Control (as defined below) of MPR may change during the term of this Agreement and agrees that such a change of Control of MPR shall not constitute an assignment of this Agreement or affect this Agreement in any way. Control of any entity by any person shall be deemed to exist if such entity would be deemed to be controlled directly or indirectly by such person or persons pursuant to the terms of the Canada Business Corporations Act.

7.2       Notices.  Any notice to the parties required or permitted under this
          -------
Agreement will be deemed to have been received on the date of actual delivery, if delivered personally to the recipient or by facsimile, on the date receipt is acknowledged in writing by the recipient if delivered by regular mail, or on the date stated on the receipt if delivered by certified or registered mail or by an overnight courier service. For purposes of this Agreement, notices to the parties will be delivered to the addresses indicated below unless a written notice of change of address, given in accordance with the requirements of this
Section 6.2, is provided to the other party by the party whose address has changed.

Notices to MPR Teltech will be sent to:

MPR Teltech Ltd.
8999 Nelson Way
Burnaby, B.C.
V5A 4B5

Attention:  Ian Bardsley, Vice President Business Systems and Applications and
            Peter Inman, Vice President and Chief Financial Officer

Notices to DCI will be sent to:

Digital Courier International Inc.
8618 Commerce Court
Burnaby, B.C.
V5A 4N6

Attention:  Chief Executive Officer

7.3       Amendment; Waiver; Exclusivity.  This Agreement shall not be amended
          ------------------------------
or modified except by a written instrument duly executed by each of MPR Teltech and DCI, and will not be amended, modified or supplemented by a course of dealing between the parties. No waiver by either party of any breach or default of any of the covenants or agreements herein contained will be deemed a waiver of any subsequent breach or default. No right or remedy herein conferred upon either party is exclusive of any other right or remedy herein or by law or in equity provided or permitted.

7.4       Headings.  The headings in this Agreement are inserted for convenience
          --------
only and are in no way intended to define or limit the scope or meaning of this Agreement or any of the provisions hereof.

7.5       Choice of Law.  This Agreement will be governed by and construed in
          -------------
accordance with the laws of the Province of British Columbia, and the parties hereby attorn to the jurisdiction of the courts of the Province of British Columbia.

7.6       Dispute Resolution.  All disputes arising out of or in connection with
          ------------------
this Agreement will be referred first to senior management of the parties for amicable resolution. All disputes that cannot be resolved, except those arising out of or relating to Confidential Information and any disputes over one party's failure to submit to the dispute resolution process as provided herein, will be referred to and finally resolved by arbitration. The dispute will be referred to the International Commercial Arbitration Centre in Vancouver, British Columbia; will be conducted by a single arbitrator, unless otherwise agreed by the parties; will be administered under the rules of such International Commercial Arbitration Centre, and will be conducted in Vancouver, British Columbia. The prevailing party in any arbitration or legal action arising out of or related to this Agreement will be entitled, in addition to any other rights and remedies it may have, to reimbursement for its expenses incurred in such arbitration or action, including court costs and reasonable legal fees.

7.7       Enurement.  This Agreement will be binding upon and enure to the
          ---------
benefit of the parties hereto and their respective successors, heirs, executors, administrators and permitted assigns.

7.8       Further Documents. The Parties will execute any further agreements
          -----------------
provide such further documents or other assurances, carry out any further act or deed, or give all consents and information within this Agreement or as may reasonably be required to fulfil or achieve the purposes of this Agreement.

7.9       Facsimile and Counterparts.  This Agreement may be executed in one or
          --------------------------
more counterparts, and each such counterpart will be considered to be a part of one and the same document. The parties may exchange executed copies of this Agreement by facsimile transmission (with original signature copies to be exchanged as soon as practicable thereafter), and this Agreement will be effective and enforceable by each party when it has executed the facsimile copy and has received a facsimile copy executed by the other party.

7.10      Entire Agreement.  This Agreement sets forth the entire agreement
          ----------------
between the parties with respect to the subject matter of this Agreement.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


MPR TELTECH LTD.


Per: /s/ I.R. Bardsley
    ______________________________
     Authorized Signatory


Per: /s/ Peter Inman
    ______________________________
     Authorized Signatory


DIGITAL COURIER INTERNATIONAL INC.



Per: /s/  I.R. Bardsley
     ______________________________
     Authorized Signatory


Per: /s/  Peter Inman
    ______________________________
     Authorized Signatory

                                  EXHIBIT "A"

                                 MPR SERVICES

The MPR Services shall include the following:

1. Administrative services relating to management, operations, policies and personnel;

2. Financial, accounting and treasury services, including the formulation of financial programs, cash and securities management, general ledger accounting, cost accounting, plant accounting, inventory accounting, payroll accounting, purchase order related voucher processing and other accounts payable functions, tax filings and compliance, capital structure planning, administrative support for loans, review of indentures, debt covenant compliance, dividend planning and declarations, administration of corporate credit card program, support for restructurings, mergers and divestitures, financing activities for leased assets, preparation of budgets, preparation of financial and other reports for executive, operational, and investor use, and preparation of reports and other data required to comply with requirements, rules and regulations of governmental authorities;

3. Information management services, including planning, developing, testing, implementing, executing, maintaining, and providing access to data bases and application systems, mainframe processing, professional services, related data processing type activities, sales of and support for hardware, sales and licensing of software, LAN administration and electronic messaging services;

4. Legal and contract services, including negotiation, preparation and review of contracts, prosecution, management and coordination of litigation, provision of legal advice concerning legislation, regulation, employment law, patents, trademarks and other matters and risk management;

5. Human resources services, including preparing policies and practices, performing job evaluations, wage and salary administration and management incentive compensation support and reporting, recruitment and employment, training and development, performance appraisals, evaluation and selection of management employees for promotion, administration of employee services and benefits, benefits, employment equity services, management-employee relations and development, implementation and administration of employee database systems;

6. Public relations services, including government and industry relations, advertising, providing bill inserts, new releases, employee bulletins and associated printing services and graphics and community relations;

7. Customer billing and collection services, including establishment, servicing and billing of customer accounts and collection and investigation of customer accounts (which includes collecting revenues, reporting receipts and administering collection treatment), handling customer payments, refunds, and deposits through centralized mail remittance, bill and final account collection, bill inquiry, customer problem resolution, collection and journalization of billing data including write-offs and adjustments, and account and table maintenance;

8. Procurement services, including analyzing and evaluating vendors' products, selecting appropriate vendors, negotiating supply contracts, placing purchase orders, expediting and controlling orders placed for materials, developing standards for materials purchased, administering vendor or user claims, and safeguarding or warehousing materials until issuance; and

9. Land and building services, including leasing of office space, land and equipment, janitorial, maintenance, safety and security services, building administration, insurance activities for land, building and support assets, and administration of sales of land and buildings.

                            SCHEDULE 1 TO EXHIBIT A
                             FEES FOR MPR SERVICES

                                                                               PER HOUR           DISCOVERY PARK           MONTHLY
                                     COMMERCE COURT               MONTHLY      OR ITEM            (FORMERLY B23)           CHARGE
OFFICE SERVICES           Coffee @ $17.50 each x 24              $  420.00                  Coffee @ $17.50               $   87.50
                                                                                            each x 5

                          Cafeteria Management @ $4.40 each      $   33.60                  Cafeteria Management @        $    7.00
                          x 24                                                              $1.40 each x 5

                          Use of fax, copiers, paper @ $42.25    $1,014.00                  Use of fax, copiers,          $  211.25
                          each x 24                                                         paper
                                                                                            @ $42.25 each x 5

                          Shipping - actuals plus 15% will be                               Shipping - actuals plus
                          billed                                                            15% will be billed

                          Internal mail/fax delivery @ $28.60    $  686.40                  Internal mail/fax             $  143.00
                          each x 24                                                         delivery
                                                                                            @ $28.60 each x 5

                          Colour copies - each                   as needed        $  1.25   Colour copies - each          as
                                                                                                                          needed

BUILDING SERVICES         Building Services @ rates below plus 15%

                          Utilities                              $1,200.00                  Rent @ $253.70 x 5            $1,268.50

                          Heating, Ventilation and Air           $  270.00                  Furniture @ $48.13 each       $  240.65
                          Conditioning Maintenance                                          x 5

                          Plant Care                             $  100.00                  General Filing @ $4.61        $   23.05
                                                                                            each x 5

                          Dayman Services                        $  200.00

                          Office Cleaning                        $  870.00

                          Lease of 32 Telephone sets and use     $  700.00                  Lease of 5 telephone sets     $  100.00
                          of 35 lines @ $20.00 each                                         and use of 5 lines @
                                                                                            $20.00 each

                          Calling Card - actual usage + 15%                                 Calling Card - actual
                                                                                            usage + 15%

                          Long Distance - actual usage + 15%                                Long Distance - actual
                                                                                            usage + 15%

PURCHASING                Purchasing Services                    $  200.00

HUMAN RESOURCES           Junior                                                  $ 50.00

                          Senior                                                  $ 90.00

PRODUCTION                Production Shop                                         $ 63.25

MANAGEMENT                Subcontractor                                           $ 60.00

COMPUTER SERVICES         PC Lease Charges @ $270/month x        $6,480.00                  PC Lease Charges @            $1,350.00
                          24                                                                $270.00 x 5

                          Network - servers @ $115/month x 1     $  115.00                  Network Servers x 115         $  115.00
                                                                                            month x 1

                          Network - PC @ $115/month x 24         $2,760.00                  Network PC's @ $115.00        $  575.00
                                                                                            month x 5


                                                                               PER HOUR           DISCOVERY PARK           MONTHLY
                                     COMMERCE COURT               MONTHLY      OR ITEM            (FORMERLY B23)           CHARGE
                          Shared use charges - actual at                                    Shared use charges -
                          rates                                                             actual at rates set out
                          set out below                                                     below

                          CPU prime time @ $.28 per second                                  CPU prime time @ $.28
                                                                                            per second

                          CPU non prime time @ $.011 per                                    CPU prime time @ $.011
                          second                                                            per second

                          Disk usage @ $.00006 Kbyte per day                                Disk usage @ $.00006
                                                                                            Kbyte per day

                          Printing @ $.11 per page                                          Printing @ $.11 per page

                          Framemaker                             $   20.00

LEGAL SERVICES            Professional Legal Services                        $125.00 /hr.

                          Patent & Trademark Administrator                   $50.00 /hr.
                          Services

                          Per NDA Agreement                                       $100.00

                          Per Professional Services Agreement                     $250.00

                          Outside Legal Services                 Actuals
ENGINEERING SERVICES      Actual labour rate x 2.8 x 1.15
 (B23)

THE FEES SET OUT HEREIN SHALL BE EFFECTIVE UNTIL FEBRUARY 29, 1996.

                                  EXHIBIT "B"

                       MANUFACTURING MANAGEMENT SERVICES
                              TERMS AND CONDITIONS


1.   Supply of Goods and Services
     ----------------------------

     Goods and Services will be provided in accordance with the MPR/DCI OEM Services Plan numbered M67/DCISP/95-24, a copy of which document has been provided to DCI and which is incorporated by reference into this Agreement. Capitalized terms not defined in this Exhibit "B" shall have the meanings ascribed thereto in such MPR/DCI OEM Services Plan.

2.   Price List
     ----------

     MPR Teltech will provide a Price List numbered M67/DCIPL to DCI, which price list may be updated periodically but no more frequently than once every 30 days. Pricing for Goods shall include all direct and indirect production labour, expenses and services.

3.   Inventory
     ---------

     Recognizing lead times required to meet DCI's requirements for Goods, from time to time, DCI will issue to MPR Teltech a Letter of Inventory Obligation. This letter will direct MPR Manufacturing Management to build inventory to best manage existing stock levels and sales forecasts and will obligate DCI to pay the costs of the building and stocking of Goods by Subcontractor and for proprietary materials ordered by MPR Teltech.

     DCI and MPR Manufacturing Management will jointly monitor inventory, shipping forecasts and current manufacturing lead times in order to maintain sufficient stock to meet sales forecasts. Stock will be transferred to Subcontractor for assembly into finished DCI labelled terminals. Goods will be stocked by Subcontractor. Subcontractor will use Goods from inventory and provide custom software configuration services in response to DCI client specific orders as received from DCI via MPR Manufacturing Management.

4.   Product Release Order ("PRO") Procedure
     ---------------------------------------

     DCI will issue one (1) PRO per terminal ordered. Each PRO will specify the terminal configuration, DCI client information to be loaded into the terminal and shipping instructions. When multiple terminals are ordered for the same DCI client, DCI will issue one (1) PRO for each terminal. The PRO number will provide detailed tracking of terminals with respect to the terminal's internal component serial numbers for customs, warranty replacement and repair services, configuration management and compatibility/upgrade purposes. MPR Teltech and DCI will use the DCI PRO number for all purchasing and billing purposes.

5.   Subcontractor
     -------------

     MPR Teltech represents that it has entered into an agreement with Sidus Systems Inc. (MPR agreement number MPR-F21-A1028 (94/10)) to provide goods and services related to the terminals including manufacturing, assembly of the terminal and other value added services from Sidus Systems Inc.'s Toronto factory and account representation from Sidus Systems Inc.'s Vancouver office.

                                  EXHIBIT "C"

                                 DCI SERVICES


          The DCI Services shall include the following:

1. If required by MPR Teltech, technological support and assistance with respect to the customized L2 Blue-based Codec product supplied by MPR Teltech to the Solicitor General of Canada, pursuant to the contract dated April 12, 1994, Contract Number J450-3-0023, including, if required by MPR Teltech, technological support and assistance to dispose of, transfer or sell such product.

2. Technological support and assistance with respect to the L2 Blue Code product jointly owned by MPR Teltech and Phillips Sound and Vision of the Netherlands, pursuant to a Cooperation Agreement dated August 8, 1994, including, if required by MPR Teltech, technological support and assistance to dispose of, transfer or sell such product.

3. Technological support and assistance with respect to the customized MPEG technology licensed by MPR Teltech to Scientific Atlanta, pursuant to a Development and License Agreement dated May 25, 1995.

4. Technological support and assistance with respect to a Software License Agreement and a Distribution and Manufacturing Agreement between MPR Teltech and Primary Rate Incorporated dated July 4, 1994.

5. The lease to MPR Teltech of the office space at 8612 and 8618 Commerce Court, Burnaby, British Columbia, that is currently occupied by the MPR Teltech business unit known as WAVE.

                            SCHEDULE 1 TO EXHIBIT C

                          DCI SERVICES TO MPR TELTECH





                      DCI SERVICES                             FEE

Rent per month - WAVE Group                                 $4,005.00

Engineering services - actual labour rate x 2.8 x 1.15

SCHEDULE 1.1.21 - TRADEMARKS


Trade-mark                    Country        Apn. No.        Wares/Services
- --------------------------   -------------   ----------      -----------------------

DIGITAL COURIER              CANADA             757,046      Providing the delivery of audio and  video programming,
INTERNATIONAL                                                advertisements, news  recordings and  information via a
                                                             telecommunications network

DIGITAL COURIER              UNITED STATES   74/537,235      Telecommunications services, namely electronic transmission of audio
INTERNATIONAL                                                and video programming, advertising, news recordings, and information

DIGITAL COURIER              CANADA             760,312      Providing the delivery of audio and video programming,
INTERNATIONAL                                                advertisements, news recordings and information via a
& design                                                     telecommunications network

DIGITAL COURIER              UNITED STATES   74/557,267      Telecommunications services, namely electronic transmission of audio
INTERNATIONAL                                                and video programming, advertising, news recordings, and information
& design

CAPELLA                      CANADA             775,086      Encoder and decoder which converts an analog audio signal
                                                             into a digital bit stream, compresses the audio signal, and decompresses the audio signal


CAPELLA                      UNITED STATES   74/633,799      Encoder and decoder which converts an analog audio signal
                                                             into a digital bit stream, compresses
                                                             the audio signal, and decompresses the audio signal

DIGITAL RECORD               CANADA             781,332      wares: computer software for sampling and downloading new music
REP                                                          -----
                                                             releases for the radio broadcast industry from an on-
                                                             line server using the telephone network
                                                             services: providing sampling and downloading of new
                                                             --------
                                                             music releases for the radio broadcast industry from an on-
                                                             line server using the telephone network

DIGITAL RECORD               UNITED STATES   74/668,886      wares: computer software for sampling and downloading new
REP                                                          -----
                                                             music release for the radio broadcast industry from an on-
                                                             line server using the telephone network
                                                             services: providing sampling and downloading of new music releases for
                                                             -------
                                                             the radio broadcast industry from an on-line server using the telephone network

AUDIO                        CANADA             781,334      wares: computer software for sampling and downloading new
EXCHANGE                                                     music releases, record chart ratings information, voice
                                                             talent, sound effects libraries, and other  broadcast audio material for the radio broadcast industry

                                                             from an on-line server using the telephone network
                                                             services: providing sampling and downloading of new music releases,
                                                             --------
                                                             record chart ratings information, voice talent, sound effects libraries, and other broadcast audio material for the radio broadcast industry from an on-line server using the telephone network

AUDIO                        UNITED STATES   74/668,884      wares: computer software for sampling and downloading new music
EXCHANGE                                                     -----
                                                             releases, record chart ratings information, voice talent, sound effects libraries, and other broadcast audio material for the radio broadcast industry from an on-line server using the telephone network services: providing sampling and downloading of new music releases,
                                                             --------
                                                             record chart ratings information, voice talent, sound effects libraries, and other broadcast audio material for the radio broadcast industry from an on-line server using the telephone network

SCHEDULE 9.1 - ASSIGNMENT OF COPYRIGHT

ASSIGNMENT OF COPYRIGHT

THIS AGREEMENT made and entered into as of the . day of ., 1995

BETWEEN:

          DIGITAL COURIER INTERNATIONAL INC., a corporation duly incorporated under the laws of Canada and having an office at 8999 Nelson Way, Burnaby, British Columbia

          (hereinafter called the "Assignee")

                                                               OF THE FIRST PART

AND:

          MPR TELTECH LTD., a corporation duly incorporated under the laws of Canada and having its executive offices at 8999 Nelson Way, Burnaby, British Columbia

          (hereinafter called the "Assignor")

                                                              OF THE SECOND PART


WHEREAS the Assignor has prepared, written, created or developed certain software programs, as set out in Attachment 1 hereto (hereinafter called the "Software");

AND WHEREAS the Assignor desires to transfer entire ownership of the copyright in the Software to the Assignee;

NOW THEREFORE in consideration of $1 and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Assignor and the Assignee agree as follows:

1. The Assignor hereby sells, assigns and transfers to the Assignee the entire right, title, interest, ownership and all subsidiary rights in and to the Software throughout the world, including, without limitation, the copyright thereto and the right to secure copyright registration therein.

2. The Assignor hereby acknowledges and agrees that, as between the Assignor and the Assignee, Assignee owns the entire right, title and interest in the Software, including the right to reproduce, prepare derivative works based on the Software, distribute for sale, to perform publicly and to display the Software.

3. This Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective lawful successors and permitted assigns.

4. This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the parties hereto shall attorn to the jurisdiction of the courts of such province.


DATED as of this . day of ., 1995.



DIGITAL COURIER INTERNATIONAL INC.
by its authorized signatory:


Per: _____________________________
     Name:
     Title:



MPR TELTECH LTD.
by its authorized signatory:


Per: _____________________________
     Name:
     Title:


Per: _____________________________
     Name:
     Title:

                                  ATTACHMENT 1
                           TO ASSIGNMENT OF COPYRIGHT


OB-100 Switching Hub Software

DCI Billing system software

DCI Network management system software

DCI PC Application Software

Capella/MI-300/DSPC/DDPB
- ------------------------

- -    MPEG encode and decode firmware
- -    Capella/MI-300/DDPB controllers and audio utilities firmware
- -    AudioCap Application program
- -    MIMPG Windows Audio DLL
- -    DSIIC DSP56K Debug Monitor and Flash Programming Utilities
- -    Capella production test software
- -    G.722/G.711 firmware
- -    Audition firmware

MI-320
- ------
- -    NDIS Media Access Card Driver
- -    MI-3X0 Driver
- -    MI-3X0 Firmware
- -    ComMon MI-320 Test Application
- -    Flash Programming Utilities
- -    MI-320 test software

Other Items
- -----------
- -    Audio on Demand Application
- -    Audition Application

Hardware
- --------
Circuit Card design and manufacturing information for:
- -    Capella
- -    Capella V.35 daughter board
- -    MI320
- -    MI320 U Interface board

SCHEDULE 9.2 - ASSIGNMENT OF TRADEMARKS

          This Assignment is made the ____ day of __________________, 199_, BETWEEN MPR TELTECH LTD. (hereinafter called the "Assignor"), whose principal office or place of business is 8999 Nelson Way, Burnaby, British Columbia, Canada, AND DIGITAL COURIER INTERNATIONAL INC. (hereinafter called the "Assignee"), whose principal office or place of business is 8999 Nelson Way, Burnaby, British Columbia, Canada.

          In consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid to it by the Assignee, the receipt and sufficiency of which is hereby acknowledged, the Assignor as full beneficial owner hereby sells, assigns, and transfers unto the Assignee all of its right, title, interest in and to the following unregistered trade-marks:

TRADE-MARK                           APN. NO.
- ----------------------------------   --------

DIGITAL COURIER INTERNATIONAL         757,046

DIGITAL COURIER INTERNATIONAL &       760,312
DESIGN

CAPELLA                               775,086

DIGITAL RECORD REP                    781,332

AUDIO EXCHANGE                        781,334

together with the benefit of any use of the trade-marks by the Assignor, and the goodwill of the business relating to the said trade-marks and to the wares or services associated with them, to hold unto the Assignee absolutely.

          IN WITNESS WHEREOF the parties have executed these presents on the date first above written.

                                    MPR TELTECH LTD.

                                    by:  _____________________________
                                         signature of representative


                                    its: _____________________________
                                         office held by representative

                                    DIGITAL COURIER INTERNATIONAL
                                    INC.

                                    by:  _____________________________
                                         signature of representative


                                    its: _____________________________
                                         office held by representative

                           U.S. TRADEMARK ASSIGNMENT
                           -------------------------

          THIS ASSIGNMENT effective the ____ day of __________________, 199_, from MPR TELTECH LTD., a corporation organized and existing under the laws of Canada and having its principal place of business at 8999 Nelson Way, Burnaby, British Columbia, Canada, (hereinafter referred to as "ASSIGNOR") to DIGITAL COURIER INTERNATIONAL INC., a corporation organized and existing under the laws of Canada and having its principal place of business at 8999 Nelson Way, Burnaby, British Columbia, Canada (hereinafter referred to as "ASSIGNEE"),

WITNESSETH:

          WHEREAS ASSIGNOR has adopted and is the owner of the marks set forth in the United States trademark applications listed on Schedule A;

          WHEREAS ASSIGNEE has acquired certain assets of ASSIGNOR relating to software and hardware designs, including the marks relating to that business, together with the goodwill of the business with which said marks are used;

          NOW THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, receipt of which is hereby acknowledged, ASSIGNOR does hereby sell, assign and transfer unto ASSIGNEE all right, title and interest in and to the trademarks listed on Schedule A used by ASSIGNOR in connection with software and hardware and including the applications for registration thereof, the right to recover for past infringement thereof, and all goodwill of the business in connection with which said trademarks are used and which is appurtenant thereto, and which is symbolized by said trademarks.

                                         MPR TELTECH LTD.


                                         _____________________________

                                   SCHEDULE A

                      UNITED STATES TRADEMARK APPLICATIONS

TRADEMARK                                   SERIAL NO.
- -----------------------------------------   ----------

DIGITAL COURIER INTERNATIONAL               74/537,235

DIGITAL COURIER INTERNATIONAL & DESIGN      74/557,267

CAPELLA                                     74,633,799

DIGITAL RECORD REP                          74,668,886

AUDIO EXCHANGE                              74/668,884

                                 AMENDMENT NO.1
                                       TO
                           SUPPORT SERVICES AGREEMENT


This Amending Agreement is dated effective as of the 1st day of May, 1996.


Between: MPR TELTECH LTD., 8999 Nelson Way, Burnaby, British Columbia V5A 4B5 ("MPR TELTECH")

And: DIGITAL COURIER INTERNATIONAL INC., 8618 Commerce Court, Burnaby BC V5A 4N6 ("DCI")


WHEREAS MPR Teltech and DCI entered into the Support Services Agreement dated November 15, 1995 for the provision of office, building, administrative and other services by MPR Teltech for DCI, and such agreement required the amendment of Schedule I to Exhibit A,

AND WHEREAS DCI wishes to use six (6) MPR Teltech workstations at 8618 Commerce Court, on a short-term basis in 1996, and MPR Teltech has agreed to such use in accordance with the terms and conditions of the Support Services Agreement as amended herein,

THEREFORE FOR GOOD AND VALUABLE CONSIDERATION THE PARTIES AGREE AS FOLLOWS:

1.   AMENDMENTS

     1.1  EXHIBIT "A", MPR SERVICES shall be amended as follows:

          1.1.1  Insert Section 10 as follows:

               "10. Building services may also include short-term use of
                    specified MPR Teltech facilities, on mutually agreed upon conditions.

                    10.1 Workstation Space.  MPR Teltech workstation space may be available on an AS-IS basis. Each workstation will include a desk and chair, cubicle dividers, and a telephone and computer network service (individually, a '"Workstation"), on the following conditions:

                         (a) use of a 'Workstation will be on month-to-month commitment basis, subject to termination on weeks notice in writing from either party to the other;

                         (b)  DCI will pay MPR Teltech the amount specified in
                              Schedule 1 to Exhibit A, attached, such amount will include utilities, property taxes, insurance, maintenance and cleaning services, and local telephone service;

                         (c) DCI will only use Workstations for office and commercial computer business functions, by designated DCI employees who are authorized by MPR Teltech, and will strictly adhere to MPR Teltech facilities rules and policies; security access will be granted in accordance with those policies, for access to the Workstations on week-days, except holidays, from 6 am to 12:00 midnight; DCI's use of Workstations will be for reasonable, professional conduct and will not create an annoyance or nuisance, or damage property or disturb others in the premises;

                         (d) DCI acknowledges that it will have access to a highly secure and confidential business environment, and undertakes to strictly restrict the access and movement of its employees to the Workstations and support areas, and that its employees will conduct themselves in utmost good faith;

                         (e) use of Workstations by DCI does not include rights to reception or administrative support, to computers, or to parking:

                         (f) DCI holds harmless MPR Teltech for the conduct or omissions of its employees and all persons with access to the Workstations due to DCI's rights under this Agreement, and indemnifies MPR Teltech for all such conduct or omissions, and for DCI's obligations under this Agreement: and

                         (g) DCI will not remove any MPR Teltech or third-party goods or chattels from or forming part of the Workstations or premises, and will leave the Workstations in a clean and tidy condition.


     1.2 SCHEDULE 1 TO EXHIBIT "A", FEES FOR MPR SERVICES shall be amended as follows:

          1.2.1 Delete Schedule 1 Exhibit "A" and replace with that attached hereto

          1.2.2 Insert a new SCHEDULE 2 TO EXHIBIT "A", "WORKSTATIONS", as per the attached plan indicating the six Workstations which are the subject of this Amendment.

2. All other terms and conditions of the agreement remain unchanged, applicable and in force.

IN WITNESS WHEREOF THE PARTIES HAVE EXECUTED THIS AMENDING AGREEMENT AS OF THE DATE FIRST ABOVE WRITTEN:


MPR TELTECH LTD.                    DIGITAL COURIER INC.



By: /s/  I.R. Bardsley                   By:  /s/ L.C. Fowler
   ______________________                   ______________________
     Signature                           Signature


     Ian Bardsley                        Len C. Fowler
- --------------------------         -----------------------------
     Print Name                          Print Name

     President                           Secretary
- --------------------------         -----------------------------
     Title                               Title

                            SCHEDULE 1 TO EXHIBIT A

                         FEES FOR MPR TELTECH SERVICES
                           AT COMMERCE COURT, BURNABY

DESCRIPTION OF SERVICE                                 UNIT                       UNIT COST
- ----------------------------------------------------------------------------------------------------------------
1.  OFFICE SERVICES
1.1    Coffee service/supplies                          per user                  $17.50/month
1.2    Cafeteria management                             per person                $4.40/month
1.3    Facsimile and photocopier use and                per person                $42.50/month
      supplies; internal mail delivery
1.4    Colour copies                                    per page                  $     1.25
1.5    Shipping, couriers, & external mail              per package               cost plus 15%
2.  BUILDING SERVICES
2.1    Night and Holiday Security service                                         $1,625.00/month
2.2    Day-person                                                                 $200.00/month
2.3    Rental of telephone sets and telephone line      per line                  $25.00/month
       and switch access
2.4    Calling card and long-distance charges                                     cost plus 14%
       (telephone, modem and fax)
2.5    Workstation                                      per workstation cubicle   $120.00/month
2.6    Building Service
2.6.1    Electrian                                      per person                $30.00/hour
2.6.2    Space Planning Services                        per person                $25.00/hour
2.6.3    General Facilities Administration              per person                $20.00/hour
3.  PURCHASING SERVICES/CONSULTING                                                $52.00/hour
4.  HUMAN RESOURCES CONSULTING                                                    $90.00/hour
5.  MANAGEMENT CONSULTING                                                         $60.00/hour
6.  LEGAL SERVICES
6.1    Legal Counsel                                                              $150.00/hour

- --------------------------------
NOTES:
1. "per user" means individuals use of MPR Teltech's coffee services [04/96 estimated at less than 10]
    "per person" means DCI officers, employees, contractors and consultants [04/96 estimated at 40]
    "per line" means committed lines on telecommunications switch [04/96 estimated at 62]
2. All services are in accordance with MPR Teltech policies, rules and standard conditions of service.
3.  Unit costs are in effect until February 28, 1997

6.2    Contracts Professional                                                     $100.00/hour
6.3    Administrative                                                             $50.00/hour
6.4    Per Non-Disclosure Agreement                                               $   100.00
6.5    Per Professional Services Agreement                                        $   250.00
6.6    Outside Legal Services                                                     Actuals
7.  ENGINEERING SERVICES/CONSULTING                                               Lobour rate x 2.8 plus 15%
8.  PRODUCTION SERVICES/SHOP                                                      $63.25/hour
9.  COMPUTER SERVICES
9.1    PC Lease charges                                 per PC                    $270.00/month
9.2    Network connection service                       per connected device      $115.00/month
                                                        to MPR network
9.3    Use charges
9.3.1    CPU time (prime)                               per second                $  000.028
9.3.2    CPU time (non-prime-time)                      per second                $ 000.0135
9.3.3    Hard-disc storage                              per kbyte/day             $000.00006
9.3.4    Printers                                       per page                  $   000.11

- --------------------------------
NOTES:
1. "per user" means individuals use of MPR Teltech's coffee services [04/96 estimated at less than 10]
    "per person" means DCI officers, employees, contractors and consultants [04/96 estimated at 40]
    "per line" means committed lines on telecommunications switch [04/96 estimated at 62]
2. All services are in accordance with MPR Teltech policies, rules and standard conditions of service.
3.  Unit costs are in effect until February 28, 1997

                            SCHEDULE 2 TO EXHIBIT A

                              WORKSTATION CUBICLES
             DESIGNATED MPR TELTECH BUILDING SERVICE FOR USE BY DCI
                AT MPR TELTECH, COMMERCE COURT, BURNABY PREMISES


     Note:
     Rights of access to and use of these Workstations will pass to DCI as of May 1, 1996, and payment obligations for such Workstations by DCI will commence as of May 1, 1996, in accordance with Amendment No. 1 to the Support Services Agreement.

     Plan of spaces:

                 [Map of Workspace Cubicle Plans appears here]